SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-QSB/A

[X]

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2005

[ ]

TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the transition period from __________________ to __________________

Commission File Number 0-30597

CIK Number 0001092798

MARITIME PARTNERS, LTD.

 (Exact Name of small business issuer as specified in its charter)

            Delaware

         33-0619529

(State or other Jurisdiction of

I.R.S. Employer Identi-

Incorporation or Organization

fication No.)

24351 Pasto Road, #B, Dana Point, California 92629

 (Address of Principal Executive Offices)

(Zip Code)

(949) 489-2400

(Issuer's Telephone Number, including Area Code)

Indicate by check mark whether the Registrant (i) has filed all reports required to be filed by Section 13, or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (of for such shorter period that the Registrant was required to file such reports) and (ii) has been subject to such filing requirements for the past 90 days.

Yes    X           No

Indicate the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

Common Stock, $.001 par value

            1,000,000

Title of Class

Number of Shares outstanding

at March 31, 2005

Transitional Small Business Format     Yes            No    X

No exhibits included.

MARITIME PARTNERS, LTD.

(A Development Stage Company)

UNAUDITED CONSOLIDATED BALANCE SHEETS

(Unaudited)

ASSETS

June 30,

March 31,

2004

2005

CURRENT ASSETS

Cash

$

2,593

$

3,090

Marketable Securities

408,908

404,168

Total Current Assets

$

411,501

$

407,258

DEFERRED TAX ASSET

-

2,441

Total Assets

411,501

409,699

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable

$

669

$

369

Accounts payable - related party

3,803

3,803

Income tax payable

-

4,674

Note payable – related party

400,000

350,000

Total Current Liabilities

$

404,472

$

358,846

OTHER LIABILITIES

Deferred tax liability

781

-

Total Liabilities

405,253

358,846

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred Stock, $.001 par value; 1,000,000 shares

  authorized; no shares issued and outstanding

-

-

Common Stock, $.001 par value; 20,000,000 shares

  authorized; 1,000,000 shares issued and outstanding

1,000

1,000

Capital in excess of par value

3,785

27,807

Accumulated other comprehensive income

5,964

(15,218)

Deficit accumulated during the development stage

(4,501)

37,264

Total Stockholders’ Equity (Deficit)

(6,248)

50,853

$

411,501

$

409,699

Note: The balance sheet at June 30, 2004 was taken from the audited financial statements at that date and condensed.

The accompanying notes are an integral part of these financial statements.

MARITIME PARTNERS, LTD.

(A Development Stage Company)

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

FROM INCEPTION

FOR THE THREE

FOR THE NINE

ON APRIL 20

MONTHS ENDED

MONTHS ENDED

1994 THROUGH

MARCH 31,

MARCH 31,

MARCH 31

2005

2004

2005

2004

2005

REVENUES

$

-

$

-

$

-

$

-

$

-

EXPENSES:

  General and Administrative

294

149

4,616

199

10,806

INCOME (LOSS) FROM

   OPERATIONS

(294)

(149)

(4,616)

(199)

(10,806)

OTHER INCOME (EXPENSE):

  Gain (Loss) on available-for-sale

     securities

48,557

-

63,823

-

65,459

  Dividend income

3,893

-

13,691

-

15,323

  Interest expense - related party

(7,890)

-

(24,022)

-

(27,792)

    Total Other Income (expense)

44,560

-

53,492

-

52,990

INCOME (LOSS) BEFORE

  INCOME TAXES

44,266

-

48,876

-

42,184

CURRENT TAX EXPENSE

4,674

-

4,674

-

4,775

DEFERRED TAX EXPENSE

1,538

-

2,437

-

145

NET INCOME (LOSS)

$

38,054

$

(149)

$

41,765

$

(199)

$

37,264

INCOME (LOSS) PER COMMON

  SHARE

$

.04

$

(.00)

$

.04

$

(.00)

$

.04

The accompanying notes are an integral part of these unaudited condensed financial statements.

MARITIME PARTNERS, LTD.

(A Development Stage Company)

UNAUDITED CONDENSED STATEMENTS OF COMPREHENSIVE INCOME

For the Three

For the Nine

From Inception

Months Ended

Months Ended

on April 20,

March 31,

March 31,

1994 Through

____________________

____________________

March 31,

2005

2004

2005

2004

2005

_________

_________

_________

_________

____________

NET INCOME (LOSS)

$

38,054

$

(149)

$

41,765

$

(199)

$

37,264

OTHER COMPREHENSIVE

  INCOME:

Gain (loss) on available-for-sale

  securities arising during the

  period (net of income taxes of

  $(6,962), $0, $487, $0, $(2,586),

       respectively)

(27,277)

-

42,642

-

50,241

Plus reclassification adjustment

  for (gains) losses included in

  net income

(48,557)

-

(63,823)

-

(65,459)

_________

_________

_________

_________

____________

COMPREHENSIVE INCOME

  (LOSS)

$

(37,780)

$

(149)

$

20,584

$

(199)

$

22,046

_________

_________

_________

_________

____________

The accompanying notes are an integral part of these unaudited condensed financial statements.

MARITIME PARTNERS, LTD.

(A Development Stage Company)

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

FROM INCEPTION

FOR THE NINE

ON APRIL 20,

MONTHS ENDED

1994 THROUGH

MARCH 31,

MARCH 31,

2005

2004

2005

Cash Flows from Operating Activities:

  Net (Loss)

$

41,765

$

(199)

$

37,264

  Adjustments to reconcile net loss to net cash

     used by operating activities:

       Amortization

-

-

1,015

       Gain on sale of available-for-sale securities

(63,823)

-

(65,459)

       Non-cash interest expense

24,022

-

27,792

       Changes in assets and liabilities:

         Increase in accounts payable

(300)

199

369

         Increase in accounts payable - related party

-

-

3,803

         Increase in income tax payable

4,674

-

4,674

         (Increase) in deferred tax asset

(2,441)

-

(2,441)

         Increase in deferred tax liability

4,878

-

2,586

 Net cash provided by

                   Operating  Activities

8,775

-

9,603

Cash Flows from Investing Activities:

  Payments to purchase available-for-sale securities

(251,851)

-

(670,988)

  Proceeds from sale of available-for-sale securities

293,573

-

314,475

  Payment of organization costs

-

-

(1,015)

Net Cash (Used) by Investing

  Activities

41,722

-

(357,528)

Cash flows from Financing Activities:

  Proceeds from note payable - related party

-

-

400,000

  Payments on note payable - related party

(50,000)

-

(50,000)

  Proceeds from sale of common stock

-

-

1,015

Net Cash Provided by Financing

Activities

(50,000)

-

351,015

Net Increase (Decrease) in Cash

497

-

3,090

Cash at Beginning of Period

2,593

-

-

Cash at End of Period

$

3,090

$

-

$

3,090

Supplemental Disclosure of Cash Flow Information:

 Cash paid during the period for:

   Interest

$

-

$

-

$

-

   Income taxes

$

-

$

-

$

-

Supplemental Schedule of Non-cash investing and Financing Activities:

For the nine months ended March 31, 2005:

  The Company recorded an unrealized holding loss on available-for-sale securities of $21,181 net of taxes.

A shareholder of the Company forgave accrued interest totaling $24,022.  Due to the related party nature of the debt forgiveness, the Company recorded the forgiveness as a capital contribution.

For the nine months ended March 31, 2004: None

The accompanying notes are an integral part of these unaudited condensed financial statements.

MARITIME PARTNERS, LTD.

(A Development Stage Company)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

March 31, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Maritime Partners, Ltd. (“the Company”) was organized under the laws of the State of Delaware on April 20, 1994 for the purpose of seeking out business opportunities, including acquisitions.  The Company is considered a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7.  The Company will be very dependent on the skills, talents and abilities of management to successfully implement its business plan.  Due to the Company’s lack of capital, it is likely that the Company will not be able to compete with larger and more experienced entities for business opportunities which are lower risk and are more attractive for such entities.  Business opportunities in which the Company may participate will likely be highly risky and speculative.  The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Condensed Financial Statements - The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at March 31, 2005 and 2004 and for the periods then ended have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the company’s June 30, 2004 audited financial statements.  The results of operations for the periods ended March 31, 2005 and 2004 are not necessarily indicative of the operating results for the full year.

Cash and Cash Equivalents – The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Investments - The Company’s investments, which are bought and held principally for the purpose of selling them in the near term, are classified as trading securities.  Trading securities are recorded at fair value with changes in fair value being included in earnings.  Investments for which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are recorded at amortized cost.  Investments not classified as either held-to-maturity or trading securities are classified as available-for-sale.  Available-for-sale securities are recorded at fair value with changes in fair value being excluded from earnings and recorded net of tax as a separate component of equity in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities”.

Income Taxes – The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” [See Note 3].

MARITIME PARTNERS, LTD.

[A Development Stage Company]

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  -  CONTINUED

Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, “Earnings Per Share”.  [See Note 6]

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period.  Actual results could differ from those estimated.

Recently Enacted Accounting Standards - Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs - an amendment of ARB No. 43, Chapter 4” SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67”, SFAS No. 153, “Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29”, and SFAS No. 123 (revised 2004), “Share-Based Payment”, were recently issued.  SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE 2 - AVAILABLE-FOR-SALE SECURITIES

The amortized cost, net of unrealized gains and losses, and estimated fair value of available-for-sale securities by major security type were as follows at:

March 31,

2005

Publicly-traded corporations, partnerships & trusts:

Amortized cost

$

421,408

Unrealized gains

-

Unrealized losses

(17,240)

Estimated Fair Value

$

404,168

NOTE 3 - NOTE PAYABLE

In May 2005, the Company issued a $400,000 note payable to an entity related to a shareholder of the Company.  The note is due on demand and accrued interest at 8% per annum.  The entity related to a shareholder of the Company is forgiving the accrued interest on the note.  Through March 31, 2005 the entity has forgiven $24,022 of accrued interest.  Due to the related party nature of the debt forgiveness, the Company recorded the forgiveness as a capital contribution.

NOTE 4 - CAPITAL STOCK

Preferred Stock - The Company has authorized 1,000,000 shares of preferred stock, $.001 par value, with such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at March 31, 2005 and June 30, 2004.

MARITIME PARTNERS, LTD.

[A Development Stage Company]

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 4 - CAPITAL STOCK - CONTINUED

Common Stock - The Company has authorized 20,000,000 shares of common stock with a par value of $.001.  In April 1994, in connection with its organization, the Company issued 1,000,000 shares of its previously authorized, but unissued common stock.  The shares were issued for cash of $1,015 (or approximately  $.001 per share).

1994 Stock Option Plan - On April 20, 1994, the Company adopted the 1994 Stock Option Plan.  The plan provides for the granting of awards of up to 2,000,000 shares of common stock to officers, directors, employees, advisors, and employees of other companies that do business with the Company as non-qualified and qualified stock options.  The Stock Option Committee of the Board of Directors determines the option price, which cannot be less than the fair market value at the date of the grant or 110% of the fair market value if the recipient of the grant holds 10% or more of the Company’s common stock.  The price per share of shares subject to a Non-Qualified option cannot be less than 85% of the fair market value.  Options granted under the plan will typically expire ten years from the date of the grant (five years if the recipient of the grant holds 10% or more of the Company’s common stock on the date of the grant) or three months after termination of employment.  As of March 31, 2005, no options have been granted.

NOTE 5 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  SFAS 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.  The Company has available at September 30, 2004, unused operating loss carryforwards of approximately $0 which may be applied against future taxable income and which expire in various years through 2025.

 The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined.  The deferred tax assets are approximately $2,400 and $2,300 and the deferred tax liabilities are approximately $0 and $3,100 as of September 30, 2004 and June 30, 2004, respectively.

NOTE 6 - RELATED PARTY TRANSACTIONS

Management Compensation - For the nine months ended March 31, 2005 and 2004, the Company did not pay any compensation to any officer or director of the Company.

Office Space - The Company has not had a need to rent office space.  An officer/shareholder of the Company is allowing the Company to use his offices as a mailing address, as needed, at no expense to the Company.

Accounts Payable - Related Party - During the nine months ended March 31, 2005 and 2004, a former officer/shareholder of the Company directly paid expenses totaling $0 and $0 on behalf of the Company.  At March 31, 2005, the Company owed the shareholder $3,803.  No interest is being accrued on the payable.

MARITIME PARTNERS, LTD.

[A Development Stage Company]

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 7 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations.  Further, the Company has current liabilities in excess of current assets.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of its common stock or through a possible business combination with another company.  There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 8 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:

FROM INCEPTION

FOR THE THREE

FOR THE NINE

ON APRIL 20

MONTHS ENDED

MONTHS ENDED

1994 THROUGH

MARCH 31,

MARCH 31,

MARCH 31

2005

2004

2005

2004

2005

Loss from continuing operations

available to common

shareholders (numerator)

$

38,054

$

(149)

$

41,765

$

(199)

$

37,264

Weighted average number of

common shares outstanding used

in loss per share for the period

(denominator)

1,000,000

1,000,000

1,000,000

1,000,000

1,000,000

Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

Item 2.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company has limited working capital and no current operations.

Item 3. Controls and Procedures.

(a) Evaluation of disclosure controls and procedures. The Company’s principal executive officer and its principal financial officer, based on their evaluation of the Company’s disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(c) and 15d -14 (c) as of a date within 90 days prior to the filing of this Quarterly Report on Form 10Q, have concluded that the Company’s disclosure controls and procedures are adequate and effective for the purposes set forth in the definition in Exchange Act rules.

(b) Changes in internal controls. There were no significant changes in the Company’s internal controls or in other factors that could significantly affect the Company’s internal controls subsequent to the date of their evaluation.

PART II.  OTHER INFORMATION

Item 1.

LEGAL PROCEEDINGS  -  None

Item 2.

CHANGES IN SECURITIES - None

Item 3.

DEFAULTS UPON SENIOR SECURITIES - None

Item 4.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS - None

Item 5.

OTHER INFORMATION - None

Item 6.

EXHIBITS AND REPORTS ON FORM 8-K

31. Chief Executive Officer and Chief Financial Officer - Rule 13a-15(e) Certification. Filed herewith.

32. Chief Executive Officer and Chief Financial Officer - Sarbanes-Oxley Act Section 906 Certification. Previously filed.

Reports on Form 8-K--None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARITIME PARTNERS, LTD.

Date:

February 24, 2006

By:/s/ Jehu Hand

Jehu Hand,

President and Chief Financial

Officer (chief financial officer

and accounting officer and duly

authorized officer)